=============================================




                                    SHEPHERD
                                     STREET
                                     EQUITY
                                      FUND










                 =============================================


                        THE SHEPHERD STREET FUNDS, INC.
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2001

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

THE SHEPHERD STREET EQUITY FUND
================================================================================

                                                                        SHEPHERD
                                                                         STREET
                                                                         EQUITY
                                                                          FUND


Dear Shareholder:

On September 30, 2001, the Shepherd Street Equity Fund completed its third year of investment activity. Until the final three months of that period, the fund had compiled a cumulative return of 45.29%, for an average annual return of 14.55%. The tragic events of September 11 exacerbated the declines in the equity markets over the last quarter, and the companies in which your Fund invests saw their stock prices post significant declines over that period. The result is that the net asset value of your Fund also declined significantly, resulting in a three-year cumulative return of 17.97% and an average annual return of 5.66%. By comparison, the Standard & Poor 500 index gained 9.53% on a cumulative basis and had an annualized three-year return of 3.08%.

Since October of 1998, we have experienced a financial crisis in Asia and Russia, the inflating and eventual bursting of the technology, telecommunications and Internet bubbles, and an unprecedented attack upon our Nation. Despite the market volatility and recent declines in the equity markets, we continue to believe that owning stock in well-managed, quality companies that either make good products or provide valuable services will reward long-term investors. Rarely have we witnessed the extent of monetary and fiscal stimulus injected into our economy through the series of Federal Reserve interest rate reductions and promised federal government spending. In our judgment, these efforts will eventually move our economy from recession to a posture of growth and expansion. As we apply our investment discipline of owning a diverse portfolio of common stocks, including growth and value companies that range from small to large capitalization, we see particular value in the health-care, basic materials, financial and energy sectors. We are solidly invested in all those areas, as well as in selected companies in technology, capital goods and consumer cyclicals.

As your portfolio manager, we are sensitive to the tax consequences of our investment decisions, and the Fund recently received a Morningstar tax efficiency rating of 90.69%. This past fiscal year, $0.4557 per share was distributed to you by way of short-term capital gain distributions.

We are also pleased to announce that Internet access to your Shepherd Street Equity Fund account will be available in the very near future, and you can expect the details to be forthcoming.

Thank you for your investment in the Fund. We pledge to continue to our efforts to grow your investment.

                                                Sincerely yours,

                                                /s/ David B. Rea

                                                David B. Rea, President,
                                                The Shepherd Street Funds, Inc.

THE SHEPHERD STREET EQUITY FUND
================================================================================
        Comparison of the Change in Value of a $10,000 Investment in the Shepherd Street Equity Fund and the Standard & Poor's 500 Index

[GRAPHIC OMMITTED]

          SHEPHERD STREET EQUITY FUND                                    S&P 500 INDEX

     10/1/1998                   10,000                     10/1/1998                   10,000
    12/31/1998      20.40%       12,040                    12/31/1998      25.06%       12,506
     3/31/1999       0.33%       12,080                     3/31/1999       4.98%       13,129
     6/30/1999      13.66%       13,730                     6/30/1999       7.05%       14,055
     9/30/1999      -6.48%       12,840                     9/30/1999      -6.24%       13,177
    12/31/1999      12.15%       14,400                    12/31/1999      14.88%       15,138
     3/31/2000       4.75%       15,085                     3/31/2000       2.29%       15,485
     6/30/2000      -0.20%       15,054                     6/30/2000      -2.66%       15,073
     9/30/2000       0.07%       15,064                     9/30/2000      -0.97%       14,927
    12/31/2000      -4.68%       14,359                    12/31/2000      -7.82%       13,759
     3/31/2001      -8.87%       13,085                     3/31/2001     -11.86%       12,128
     6/30/2001      11.03%       14,529                     6/30/2001       5.85%       12,837
     9/30/2001     -18.80%       11,797                     9/30/2001     -14.68%       10,953

Past performance is not predictive of future performance.

======================================
    Shepherd Street Equity Fund
    Average Annual Total Returns
(for periods ended September 30, 2001)

     1 Year     Since Inception*
     ------     ---------------
     -21.69%         5.66%
======================================

*Initial public offering of shares was October 2, 1998.

The returns shown do not reflect the deduction of  taxes a shareholder would pay on fund distributions or the redemptin of fund shares.

THE SHEPHERD  STREET EQUITY FUND
================================================================================
SCHEDULE OF INVESTMENTS
September 30, 2001

                                                                      MARKET
        SHARES                                                        VALUE
        ------                                                       -------

                COMMON STOCKS-- 97.3%
                Basic Materials-- 3.3%
        9,000   Martin Marietta Materials, Inc...................$       351,990
                                                                 ---------------


                Capital Goods-- 5.3%
        40,000  Clean Harbors, Inc. (a)..........................         92,000
        8,865   Koninklijke Philips Electronics NV...............        171,095
        11,000  Waste Management, Inc............................        294,140
                                                                 ---------------
                                                                         557,235
                                                                 ---------------

                Communications-- 2.7%
        16,000  CommScope, Inc. (a)..............................        285,920
                                                                 ---------------


                Consumer Cyclicals-- 6.0%
        32,000  Clayton Homes, Inc...............................        390,400
        7,600   Tribune Company..................................        238,640
                                                                 ---------------
                                                                         629,040
                                                                 ---------------

                Consumer Staples-- 13.6%
        26,000  Liberty Media Corporation (a)....................        330,200
        8,675   PepsiCo, Inc.....................................        420,737
        14,750  SYSCO Corporation................................        376,715
        8,000   Tricon Global Restaurants, Inc. (a)..............        313,760
                                                                 ---------------
                                                                       1,441,412
                                                                 ---------------

                Energy-- 5.1%
        8,000   Devon Energy Corporation.........................        275,200
        20,000  Remington Oil and Gas Corporation (a)............        261,800
                                                                 ---------------
                                                                         537,000
                                                                 ---------------
                Financial-- 22.6%
        6       Berkshire Hathaway, Inc. - Class A (a)...........        420,000
        10,000  Capital One Financial Corporation................        460,300
        8,333   Citigroup, Inc...................................        337,487
        21,000  Southern Financial Bancorp, Inc..................        483,000
        19,800  Triad Guaranty, Inc. (a).........................        692,010
                                                                 ---------------
                                                                       2,392,797

                Health Care-- 9.8%
        3,900   Cardinal Health, Inc.............................        288,405
        5,000   Guidant Corporation (a)..........................        192,500
        5,050   Merck & Company, Inc.............................        336,330
        31,000  PharmaNetics, Inc. (a)...........................        217,000
                                                                 ---------------
                                                                       1,034,235
                                                                 ---------------

The Shepherd Street Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2001

                                                                      MARKET
        SHARES                                                         VALUE
        ------                                                         -----

                COMMON STOCKS-- 97.3% (Continued)
                Manufacturing-- 12.8%
        8,000   General Electric Company                         $       297,600
        5,000   Minnesota Mining & Manufacturing Company                 492,000
       12,000   Shaw Group, Inc. (a)                                     338,040
        5,000   Tyco International Limited                               227,500
                                                                 ---------------
                                                                       1,355,140
                                                                 ---------------

                Services-- 2.6%
       25,000   ServiceMaster Company (The)......................        277,250
                                                                 ---------------

                Technology-- 12.1%
        9,000   AOL Time Warner, Inc. (a)........................        297,900
       20,000   Cisco Systems, Inc. (a)..........................        243,600
        9,100   Hewlett-Packard Company..........................        146,510
       11,600   Intel Corporation................................        236,524
        6,950   Microsoft Corporation (a)........................        355,631
                                                                 ---------------
                                                                       1,280,165
                                                                 ---------------

                Textiles-- 1.4%
       81,950   Frisby Technologies, Inc. (a)....................        147,510
                                                                 ---------------

                TOTAL COMMON STOCKS-- 97.3% (Cost $10,993,073)...$    10,289,694
                                                                 ---------------


                MONEY MARKET SECURITIES-- 2.7%
      285,397   First American Treasury Fund
                (Cost $285,397)..................................$       285,397
                                                                 ---------------

                TOTAL INVESTMENTS AT VALUE-- 100.0%
                (Cost $11,278,470)...............................$    10,575,091

                LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0)%...       ( 4,962)
                                                                 ---------------

                NET ASSETS-- 100.0%..............................$    10,570,129
                                                                 ===============

(a) Non-income producing security.


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001


ASSETS
  Investments in securities:
   At acquisition cost...........................................$    11,278,470
                                                                 ===============
   At market value (Note 1)......................................$    10,575,091
  Dividends receivable...........................................          4,266
  Other assets...................................................             47
                                                                 ---------------
         TOTAL ASSETS............................................$    10,579,404
                                                                 ---------------
LIABILITIES
   Due to Advisor (Note 3).......................................          7,101
   Accrued distribution fees (Note 3)............................          2,174
                                                                 ---------------
         TOTAL LIABILITIES.......................................          9,275
                                                                 ---------------
NET ASSETS.......................................................$    10,570,129
                                                                 ===============
Net assets consist of:
  Common stock (Unlimited shares of $.0001 par value
   authorized, 941,455 shares outstanding).......................$            94
  Additional paid-in capital.....................................     12,248,376
  Accumulated net realized losses from security transactions.....     ( 974,962)
  Net unrealized depreciation on investments.....................     ( 703,379)
                                                                 ---------------
Net assets.......................................................$    10,570,129
                                                                 ===============
Shares of beneficial interest outstanding........................        941,455
                                                                 ===============
Net asset value and offering price per share(a)..................$         11.23
                                                                 ===============


(a) Redemption price varies based on length of time held (Note 1).


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENT OF OPERATIONS
Year Ended September 30, 2001

INVESTMENT INCOME
  Dividends......................................................$        85,543
                                                                 ---------------
EXPENSES
  Investment advisory fees (Note 3)..............................         43,146
  Distribution fees (Note 3).....................................         26,966
  Service fees (Note 3)..........................................         54,691
                                                                 ---------------
   TOTAL EXPENSES................................................        124,803
                                                                 ---------------
NET INVESTMENT LOSS..............................................      ( 39,260)
                                                                 ---------------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses from security transactions.................     ( 880,032)
  Net change in unrealized appreciation/depreciation
   on investments................................................    (1,684,175)
                                                                 ---------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENT.................   ( 2,564,207)
                                                                 ---------------
NET DECREASE IN NET ASSETS FROM OPERATIONS.......................$  ( 2,603,467)
                                                                 ===============


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                  For the Year     For the Year
                                                     Ended            Ended
                                                 September 30,     September 30,
                                                     2001              2000
                                                 -------------    -------------
FROM OPERATIONS
  Net investment loss............................$   ( 39,260)    $   ( 28,925)
  Net realized gains (losses) from security
   transactions..................................   ( 880,032)         301,788
  Net change in unrealized appreciation/
   depreciation on investments................... ( 1,684,175)         834,008
                                                 -------------    --------------
Net increase (decrease) in net assets
 from operations................................. ( 2,603,467)       1,106,871
                                                 -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income.....................           --         ( 3,156)
  From net realized gains on investments.........   ( 367,794)       ( 131,866)
                                                 -------------    --------------
Decrease in net assets from distributions
 to shareholders.................................   ( 367,794)       ( 135,022)
                                                 -------------    --------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold......................   3,919,033        4,104,075
  Net asset value of shares issued in
   reinvestment of distributions to shareholders.     367,794          135,002
  Payment for shares redeeemed...................   ( 403,262)     ( 1,260,355)
                                                 -------------    --------------

Net increase in net assets from capital
 share transactions..............................   3,883,565        2,978,722
                                                 -------------    --------------

TOTAL INCREASE IN NET ASSETS                          912,304        3,950,571

NET ASSETS
  Beginning of year                                 9,657,825        5,707,254
                                                 -------------    --------------
  End of year....................................$ 10,570,129     $  9,657,825
                                                 =============    ==============

CAPITAL SHARE ACTIVITY
  Sold...........................................     292,235          284,907
  Reinvested.....................................      26,295            9,454
  Redeemed.......................................    ( 29,402)        ( 86,499)
                                                 -------------    --------------
  Net increase in shares outstanding.............     289,128          207,862
  Shares outstanding at beginning of year........     652,327          444,465
                                                 -------------    --------------
  Shares outstanding at end of year..............     941,455          652,327
                                                 =============    ==============



                See accompanying notes to financial statements.



THE SHEPHERD STREET EQUITY FUND
================================================================================
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                   For the Year   For the Year  For the Period
                                                      Ended           Ended          Ended
                                                   September 30,  September 30,  September 30,
                                                       2001            2000         1999(a)
                                                   ------------   ------------    ----------

Net asset value at beginning of period ...........   $    14.81     $   12.84     $   10.00
                                                   ------------   ------------    ----------

Income (loss) from investment operations:
        Net investment income (loss) .............        (0.04)        (0.04)         0.01
        Net realized and unrealized gains
                (losses) on investments ..........        (3.08)         2.26          2.83
                                                   ------------   ------------    ----------
Total from investment operations .................        (3.12)         2.22          2.84
                                                   ------------   ------------    ----------

Less distributions:
        Dividends from net investment income .....           --         (0.01)           --
        Distributions from net realized gains ....        (0.46)        (0.24)           --
                                                   ------------   ------------    ----------
Total distributions ..............................        (0.46)        (0.25)           --
                                                   ------------   ------------    ----------

Net asset value at end of period .................   $    11.23     $   14.81     $   12.84
                                                   ============   ============    ==========

Total return .....................................      (21.69%)        17.32%        28.40%

Net assets at end of period (000's) ..............   $   10,570     $   9,658     $   5,707
Ratio of expenses to average net assets ..........        1.16%          1.25%         1.25%(b)
Ratio of net investment income (loss)
        to average net assets ....................       (0.36%)        (0.37%)        0.10%(b)
Portfolio turnover rate ..........................          68%            73%           28%(b)

(a) Represents the period from the commencement of operations (October 2, 1998) through September 30, 1999.
(b) Annualized.


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2001

1. ORGANIZATION AND SIGNIFICANT  ACCOUNTING  POLICIES

The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, The Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to emphasize growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 0.5% if redeemed within six months of the date of purchase.

Investment income and distributions to shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Security transactions - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $11,336,627 as of September 30, 2001:

--------------------------------------------------------------------------------
Gross unrealized appreciation...................................   $  1,110,879
Gross unrealized depreciation...................................    ( 1,872,415)
                                                                   ------------
Net unrealized depreciation.....................................   $  ( 761,536)
                                                                   ============
--------------------------------------------------------------------------------

As of September 30, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $262,251, which expires on September 30, 2008. In addition, the Fund had net realized capital losses of $654,554 during the period November 1, 2000 through September 30, 2001, which are treated for federal income tax purposes as arising during the Fund's tax-year ending September 30, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended September 30, 2001, the Fund reclassified undistributed net investment loss of $39,260 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended  September  30, 2001,  cost of purchases and
proceeds  from  sales  and  maturities  of  investment   securities,   excluding
short-term investments, amounted to $10,575,894 and $7,110,514, respectively.

3. ADVISORY FEE AND OTHER RELATED PARTY  TRANSACTIONS

The Fund has entered into an Advisory Agreement with the Advisor to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended September 30, 2001, the Advisor received fees of $43,146 under the Advisory Agreement.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement effective October 30, 2000, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. Prior to October 30, 2000, the Advisor received 0.60% of the Fund's average daily net assets. For the year ended September 30, 2001, the Advisor received fees of $54,691 under the Servicing Agreement.

The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 0.90%. The only other expenses incurred by the Fund are distribution expenses, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor are parties to mutual fund services agreements with Ultimus Fund Solutions, LLC ("Ultimus"), under which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Fund).

The Fund and the Advisor are parties to a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), under which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended September 30, 2001, the Advisor received payments from the Fund of $26,966.

Certain directors and officers of the Fund are directors and officers of the Advisor or of Ultimus.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended September 30, 2001. On December 31, 2000, the Fund declared and paid a short-term capital gain distribution of $100,999 or $0.13635 per share. Additionally, on June 11, 2001, the Fund declared and paid a short-term capital gain distribution of $266,795 of $0.319319 per share. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2000 calendar year early in 2001. Also, as required by federal regulations, shareholders will receive notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

THE SHEPHERD STREET EQUITY FUND
================================================================================
REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE SHEPHERD STREET FUNDS, INC.
WINSTON-SALEM, NORTH CAROLINA

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, as of September 30, 2001, of The Shepherd Street Funds, Inc. (consisting of The Shepherd Street Equity Fund) and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining. on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of The Shepherd Street Equity Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker


Philadelphia, Pennsylvania
October 19, 2001

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                              INVESTMENT ADVISER:
                       Salem Investment Counselors, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103

                             SHAREHOLDER SERVICES:
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                                 1-888-575-4800

                                 LEGAL COUNSEL:
                    The Law Offices of David D. Jones, P.C.
                             1288 Valley Forge Road
                                    Suite 87
                             Valley Forge, PA 19482

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                            8 Penn Center, Suite 800
                          Philadelphia, PA 19103-2108



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